Exhibit 99.1

FOR IMMEDIATE RELEASE

Ventas Appoints Sumit Roy, CEO of Realty Income, to Board of Directors

Robert Reed to Retire from the Board at 2023 Annual Meeting

CHICAGO — September 12, 2022 — Ventas, Inc. (NYSE: VTR) today announced that Sumit Roy, President and Chief Executive Officer of Realty Income Corporation – a real estate investment trust (REIT) with a diversified portfolio of over 11,400 freestanding commercial properties across the United States, Puerto Rico, the United Kingdom and Spain – has been appointed as an independent member of the Ventas Board of Directors, effective October 1, 2022. Mr. Roy has also been appointed to serve on the Investment Committee of the Ventas Board.

Mr. Roy, 53, is a highly accomplished REIT executive. At Realty Income, he was appointed Chief Executive Officer in 2018 after being named President of the company in 2015. He previously served as Realty Income’s Chief Operating Officer from 2014 to 2018, Chief Investment Officer from 2013 to 2014 and Chairman of the Investment Committee. Prior to Realty Income, Mr. Roy was an Executive Director at UBS Investment Bank, where he was responsible for more than $57 billion in real estate capital markets and advisory transactions.

“Sumit is an exceptional executive with deep industry knowledge and capital allocation expertise, making him a terrific addition to the Ventas Board,” said Debra A. Cafaro, Ventas Chairman and CEO. “He brings an impressive track record of successful strategic planning and execution and has demonstrated leadership in employing predictive analytics in decision-making and risk management. Under Sumit’s leadership, Realty Income has doubled in size while delivering outstanding growth and returns for investors.”

Denny Shelton, Ventas’ Lead Independent Director, added, “We are pleased to appoint Sumit to the Ventas Board, which continues our longstanding multi-year process of regular and proactive Board refreshment. We are confident that Sumit’s unique skillset will be a strong complement to our highly qualified, diverse and fit-for-purpose Board, and look forward to working closely with him as we oversee performance and value creation for shareholders.”

“Ventas is a forward-thinking organization with a high-quality portfolio and long track record of success. I am excited and humbled to join this accomplished Board to help oversee Ventas’ continued growth, and I look forward to sharing my experience and insights to contribute to the Company’s future success,” said Mr. Roy.

The Company also announced that Robert D. Reed, who has served as a director since 2008, will retire from the Board and not stand for re-election when his term expires at Ventas’s 2023 Annual Meeting of Stockholders. The Board thanks Mr. Reed for his outstanding service and valuable contributions during his tenure.

With Mr. Roy’s appointment, the Ventas Board will expand to 12 directors, 11 of whom are independent and 50% of whom identify as diverse by gender or ethnicity. The Board is expected to once again comprise 11 directors following the Company’s 2023 Annual Meeting of Stockholders.

About Ventas

Ventas Inc., an S&P 500 company, operates at the intersection of two large and dynamic industries – healthcare and real estate. Fueled by powerful demographic demand from growth in the aging population, Ventas owns a diversified portfolio of over 1,200 properties in the United States, Canada, and the United Kingdom. Ventas uses the power of its capital to unlock the value of senior living communities; life science, research & innovation properties; medical office & outpatient facilities, hospitals and other healthcare real estate. A globally-recognized real estate investment trust, Ventas follows a successful long-term strategy, proven over more than 20 years, built on diversification of property types, capital sources and industry leading partners, financial strength and flexibility, consistent and reliable growth and industry leading ESG achievements, managed by a collaborative and experienced team dedicated to its stakeholders.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. You are urged to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance, including those made below and in our filings with the Securities and Exchange Commission, such as in the sections titled “Cautionary Statements — Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2021 and “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic and its extended consequences, including of the Delta, Omicron or any other variant, on our revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our acquisitions and investments, including our acquisition of New Senior Investment Group Inc.; (c) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, inflation, changes in interest rates, supply chain pressures, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of our tenants, managers, borrowers and other obligors and our ability to foreclose successfully on the collateral securing our loans and other investments in the event of a borrower default; (h) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests; (i) risks related to development, redevelopment and construction projects, including costs associated with inflation, rising interest rates, labor conditions and supply chain pressures; (j) our ability to attract and retain talented employees; (k) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply; (l) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (m) increases in our borrowing costs as a result of becoming more leveraged, rising interest rates and the phasing out of LIBOR rates; (n) our reliance on third parties to operate a majority of our assets and our limited control and influence over such operations and results; (o) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (p) the adequacy of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (q) the occurrence of cyber incidents that could disrupt our operations, result in the loss of confidential information or damage our business relationships and reputation; (r) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; (s) disruptions to the management and operations of our business and the uncertainties caused by activist investors; and (t) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change.

Contacts

BJ Grant

(877) 4-VENTAS